Derivative liability	9 Months Ended
Sep. 30, 2021
Derivative liability
Derivative liability

12.Derivative liabilities

a)	Warrants

At September 30, 2021, the exercise price of certain of our warrants is denominated in CAD; however, the functional currency of the Company is USD (see Note 3). Consequently, the value of the proceeds on exercise is not fixed and will vary based on foreign exchange rate movements. The warrants when issued other than as compensation for goods and services are therefore a derivative for accounting purposes and are required to be recognized as derivative liabilities and measured at fair value at each reporting period. Any changes in fair value from period to period are recorded as a non-cash gain or loss in the interim condensed unaudited consolidated statements of comprehensive loss. Upon exercise, the holders will pay the Company the respective exercise price for each warrant exercised in exchange for one common share of the Company and the fair value at the date of exercise and the associated non-cash liability will be reclassified to share capital. The non-cash liability associated with any warrants that expire unexercised will be recorded as a gain in the interim condensed unaudited consolidated statements of comprehensive loss. There are no circumstances in which the Company would be required to pay any cash upon exercise or expiry of the warrants (see Note 13 for further information on warrants issued and outstanding).

A reconciliation of the changes in fair values of the warrants derivative liabilities is below:

	September 30, 2021	December 31, 2020
Balance, beginning	$17,899,855	$5,456,265
Decrease of derivative liabilities for warrants priced in USD per change in functional currency (Note 3)	(17,899,855)
Recognize of derivative liabilities for warrants priced in CAD per change in functional currency (Note 3)	32,439,081	—
Warrants exercised	(12,560,212)	(20,491,542)
Changes in fair value of derivative liabilities	(16,436,023)	32,935,132
Balance, ending	$3,442,846	$17,899,855

The fair value of the non-transferrable warrants was calculated using the Black-Scholes Option Pricing Model.

b)	Deferred Stock Units

Deferred Stock Units ("DSU"s) are stock-based awards that may be granted by the Company to certain eligible participants pursuant to its Stock Incentive Plan. During the three months ended September 30, 2021, the Company changed the settlement intention by allowing the holders of the DSUs to settle the DSUs in cash or common shares. As a result, the entire DSU balance of $152,164 was reclassified from equity to DSU liability.

During the three months ended September 30, 2021, the Company issued 51,468 DSUs which will vest over one year.

At each reporting date, between the grant and settlement dates of DSUs, the fair value of the liability is re-measured with any changes in fair value recognized in net income (loss) for the period. The entire DSU balance is presented in long-term liabilities.

The changes in DSUs during the nine months ended September 30, 2021 are as follows:

	Number of DSU	Amount
Balance, December 31, 2020	—	$—
Reclassification to liability	44,623	152,164
DSUs exercised	(11,510)	(39,248)
Issuance	51,468	9,484

Balance, September 30, 2021	84,581	$122,400